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                                                                   EXHIBIT 10.29

                                 PROMISSORY NOTE

$235,038.00                                                  July 23, 2002

      FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, John M. Watkins, Jr. ("Borrower"), hereby promises to pay to the order of Fairchild Semiconductor Corporation, a Delaware corporation ("Lender"), the principal sum of Two Hundred Thirty-five Thousand Thirty-eight Dollars ($235,038.00), plus accrued interest in accordance herewith, on the second anniversary of the date hereof (or on the first business day thereafter if such anniversary is not a business day), and otherwise agrees as follows:

1. Acceleration. If Borrower's employment with Lender is terminated for any reason, then the unpaid principal balance of this Note shall be immediately due and payable together with all accrued and unpaid interest up to and including the date of such repayment, and Lender shall thereupon have all rights and remedies available to Lender at law or in equity to collect the unpaid indebtedness evidenced hereby.

2. Voluntary Prepayment. Borrower may repay the indebtedness evidenced hereby, together with accrued and unpaid interest to the date of repayment, at any time without premium or penalty. Any such prepayment shall be applied, first, to the payment of accrued interest and, second, to the payment of principal due hereunder.

3. Waiver. Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Lender for all expenses, including reasonable attorneys' fees, incurred by Lender to enforce the provisions of this Note and collect Borrower's obligations hereunder.

4. Interest. This Note shall bear interest at a rate of 4.750% per year, compounding annually, from the date hereof until repaid in full. Interest shall be calculated on the basis of a 360-day year.

5. Prior Loans; Entire Agreement. This Note, together with another promissory note dated the date hereof in the principal amount of $529,782, and the indebtedness evidenced hereby and thereby, supersede all prior notes made by Borrower to Lender, all indebtedness previously extended by Lender to Borrower and all prior agreements, oral or written, between Borrower and Lender regarding any indebtedness of Borrower to Lender.

6. Binding Effect. This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the successors and assigns of the Lender.

7. Governing Law. This Note shall be deemed a contract under, and shall be governed and construed in accordance with, the laws of the State of Maine, without giving effect to principles of conflicts of laws.

            IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.


                                        /s/ John M. Watkins, Jr.
                                        ----------------------------------------
                                        John M. Watkins, Jr.

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[The company and Mr. Watkins agreed that the indebtedness evidenced by the following note will be forgiven, together with accrued interest to the date of forgiveness, if Mr. Watkins remains employed by the company on July 23, 2004. The company has agreed to pay any income taxes associated with such forgiveness.]

                                 PROMISSORY NOTE

$529,782.00                                                  July 23, 2002

      FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, John M. Watkins, Jr. ("Borrower"), hereby promises to pay to the order of Fairchild Semiconductor Corporation, a Delaware corporation ("Lender"), the principal sum of Five Hundred Twenty-nine Thousand Seven Hundred Eighty-two Dollars ($529,782.00), plus accrued interest in accordance herewith, on the second anniversary of the date hereof (or on the first business day thereafter if such anniversary is not a business day), and otherwise agrees as follows:

8. Acceleration. If Borrower's employment with Lender is terminated for any reason, then the unpaid principal balance of this Note shall be immediately due and payable together with all accrued and unpaid interest up to and including the date of such repayment, and Lender shall thereupon have all rights and remedies available to Lender at law or in equity to collect the unpaid indebtedness evidenced hereby.

9. Mandatory Prepayment. Borrower shall give Lender at least five business days' written notice of any sale or other transfer by Borrower of any restricted shares of Lender's Class A Common Stock awarded to Borrower in connection with his employment with Lender and, at Lender's option, Borrower shall, substantially simultaneously with the settlement of such sale, apply any cash proceeds of such sale or transfer to the repayment of the indebtedness evidenced hereby. Such prepayment shall be applied, first, to the payment of accrued interest and, second, to the payment of principal due hereunder.

10. Voluntary Prepayment. Borrower may repay the indebtedness evidenced hereby, together with accrued and unpaid interest to the date of repayment, at any time without premium or penalty. Any such prepayment shall be applied, first, to the payment of accrued interest and, second, to the payment of principal due hereunder.

11. Waiver. Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Lender for all expenses, including reasonable attorneys' fees, incurred by Lender to enforce the provisions of this Note and collect Borrower's obligations hereunder.

12. Interest. This Note shall bear interest at a rate of 4.750% per year, compounding annually, from the date hereof until repaid in full. Interest shall be calculated on the basis of a 360-day year.

13. Prior Loans; Entire Agreement. This Note, together with another promissory note dated the date hereof in the principal amount of $235,038, and the indebtedness evidenced hereby and thereby, supersede all prior notes made by Borrower to Lender, all indebtedness previously extended by Lender to Borrower and all prior agreements, oral or written, between Borrower and Lender regarding any indebtedness of Borrower to Lender.

14. Binding Effect. This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the successors and assigns of the Lender.

15. Governing Law. This Note shall be deemed a contract under, and shall be governed and construed in accordance with, the laws of the State of Maine, without giving effect to principles of conflicts of laws.

            IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.


                                        /s/ John M. Watkins, Jr.
                                        ----------------------------------------
                                        John M. Watkins, Jr.